Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Gary J. Blair, hereby certify that the quarterly report on Form 10-Q of the Registrant for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 11, 2004	/s/ Gary J. Blair
	Name:	Gary J. Blair
	Title:	Executive Vice-President/ Chief Financial Officer